KonaTel Reports Third Quarter Financial Results

Improves Gross Margin to 35.3%; Generates Positive Cash from Operations

November 20, 2019 8:00 a.m. Eastern Standard Time

DALLAS--KonaTel, Inc. (OTCMKTS: KTEL) (www.konatel.com), a voice/data communications holding company, today announced financial results for the third quarter and nine month period ended September 30,

2019.

Third Quarter Financial Summary

     Revenues of $2.3 million, down 4.3% compared to the third quarter last year, reflecting a focus on higher-margin revenue, which resulted in a shedding of lower-margin, commoditized business;

     Sequentially, revenues increased 3.7% compared to the second quarter of 2019;

     Gross profit improved 47.9% and gross margin improved from 22.8% to 35.3%, validating strategy to shed lower-margin revenue;

     Operating loss narrowed by 19.0% primarily due to a higher gross margin; and

     Net loss of $176,000 or $(0.00) per share, compared to net income of $46,000, inclusive of a $318,000 one-time gain on the sale of assets, or $0.00 per share.

“Gross margins improved significantly in the third quarter, up to 35.3% of total revenue, as a direct result of our efforts to reshape and shift our portfolio of business towards higher margin service revenue,” commented

KonaTel Chairman and CEO Sean McEwen. “Integration of our two recent acquisitions, Infiniti Mobile and

Apeiron, has been completed, resulting in the elimination of redundancies and more streamlined administrative functions, which helped to reduce our operating loss by nearly one-third sequentially. From a cash perspective,

we have generated positive cash from operations of nearly $100,000 through the first nine months of 2019 compared to using cash in operations of $1.3 million a year ago.”

“We received authorization to expand our Lifeline services into the state of Kentucky, a significant opportunity that increases our addressable market and further leverages our position as one of the few telecom carriers with an FCC approved compliance plan to provide Lifeline services,” added Mr. McEwen.

“During the third quarter, KonaTel’s wholly owned Communications Platform as a Service (CPaaS) subsidiary,

Apeiron, onboarded two new enterprise clients that are expected to generate $1.2 million in new revenue over a three-year period,” added Josh Ploude, Apeiron’s Chief Executive Officer.

Third Quarter Financial Detail (Third Quarter of 2019 vs. Third Quarter of 2018)

Revenues decreased 4.3% to $2.3 million compared to $2.5 million, reflecting a focus on higher margin service revenue and less wholesale service. Gross profit was $829,000, or 35.3% profit margin, compared to gross profit of $561,000, or 22.8% profit margin.

Total operating expenses were $1.0 million, up 26.4% due to higher depreciation and amortization expense primarily related to the acquisition of CPaaS and Lifeline businesses in 2018 and 2019, respectively.

Net loss was $226,000 or $(0.01) per share (based on 40.7 million weighted average shares) compared to net income of $46,000, or $0.00 per share (based on 32.9 million weighted average shares). In the year ago quarter ended September 30, 2018, net income includes a gain of $318,000 related to the sale of various assets that were previously used in the Company’s wireless services and telecommunications operations.

Year-to-Date Financial Detail (First Nine Months of 2019 vs. First Nine Months of 2018)

Revenues decreased 3.6% to $7.3 million compared to $7.6 million. Gross profit increased to $2.4 million, or

33.3% profit margin, compared to gross profit of $1.1 million, or 14.6% profit margin. Total operating expenses were $3.5 million, up 32.8%, primarily due to a 265.4% increase in depreciation and amortization expenses.

Net loss decreased to $1.1 million, or $(0.03) per share (based on 40.7 million weighted average shares)

compared to a net loss of $1.3 million, or $(0.04) per share (based on 31.4 million weighted average shares).

Balance Sheet

The Company ended the quarter with $140,000 in cash, compared to $57,000 in cash at December 31, 2018.

KonaTel has successfully completed and integrated two acquisitions without incurring additional long or short-

term debt.

About KonaTel

KonaTel provides a variety of retail and wholesale telecommunications services including mobile voice/text/data service supported by national U.S. mobile networks, mobile numbers, SMS/MMS services, and

IoT mobile data service. KonaTel’s subsidiary, Infiniti Mobile (www.infinitimobile.com) is an FCC authorized wireless Lifeline carrier with an FCC approved wireless Lifeline Compliance Plan, authorized to provide government subsidized phone service to low income Americans.  KonaTel’s other subsidiary, Apeiron Systems

(www.apeiron.io), is a global cloud communications service provider employing a dynamic “as a service”

(CPaaS/UCaaS/CCaaS/PaaS) platform. Apeiron provides voice, messaging, network and platform products using innovative network and software designs. All Apeiron’s services can be accessed through legacy interfaces and rich communications APIs. KonaTel is headquartered in Dallas, Texas.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this press release. This press release should be considered in light of the disclosures contained in the filings of KonaTel and its “forward-looking statements” in such filings that are contained in the EDGAR

Archives of the SEC at www.sec.gov.

Contacts

D. Sean McEwen

(214) 323-8419

inquiries@konatel.com

KonaTel, Inc.

Condens ed Cons olidated B alance S heets

(un audited)

Sep tember  30,

Decem ber 31,

2019

2018

Asse ts

Curre nt  A s s ets

Cas h  and  Cas h  Equiva lents

$

139,637

$

56,510

A cc ounts  Recei vable,  net

720,158

1,035, 273

Note Receivab le

-

66,667

Inventor y, Net

1,562

1,085

Prepa id Expe ns es

3,677

7,354

Total Current  A s s ets

865,034

1,166, 889

Fixed  A sse t

Prop erty  and  Equipment , Net

111,682

132, 023

Right to  Us e  A s s ets , Net

58,614

-

Total Fixed  A s s ets

170,296

132, 023

Other A s s ets

In tangible  A s s ets , Net

2,508,089

2,490, 922

A dva nc es  for A cquis ition  Targe t

-

561, 309

Other A sse ts

257,740

57,266

Total Other A s s ets

2,765,829

3,109, 497

 Total  As s ets

$

3,801,15 9

$

4,4 08,4 09

 Liabilities  and S toc k holders '  Equity

   Current  Liabilities

      A ccoun ts  Paya ble  and  A ccrue d  Expe ns es

$

1,417,543

$

1,265, 080

    A moun t  Due  to S toc kholde r

204,344

91,152

Revo lving Line  of  Credit

35,683

103, 379

Leas e Liab ilities

42,271

-

De ferre d  Revenue

42,867

69,988

     In come  Tax Pa yable

87,800

108, 941

Cus tomer Depos its

29,988

28,854

Total Cu rrent  Liabilities

1,860,496

1,667, 394

Lo ng  Term Liabilities

Leas e Liab ilities

17,508

-

De ferre d  Tax Liability

10,700

10,700

To tal Long  Te rm Liabilities

28,208

10,700

Total Liabilities

1,888,704

1,678, 094

    Stoc kholde rs ' Equ ity

Common  s tock,  $.001 p  ar v alu e, 50, 000, 000 s  hares  authorized,

40,692 ,286 outs tandin g  and  is s ued  at  September 30, 2019 a  nd

Decem ber  31, 2018

40,692

40,692

A dditional Pa id  In  Capital

7,301,658

7,041, 696

A ccumulated  Deficit

(5,429,895)

(4,352, 073 )

Total Stockh olders ' Equity

1,912,455

2,730, 315

 Total  Liabilities  an d S toc k hol ders '  Equity

$

3,801,159

$

4,4 08,4 09

KonaTel, Inc.

Condensed Consolidated S tatements  of Operations

(Unaudited)

Three  Mont  hs  Ende d  Septe mber 30,

Nine  Mont  hs  Ende d Septe mber 30,

2019

2018

2019

2018

Revenue

$

2,346,975

$

2,453,514

$

7,253,641

$

7,591,218

Cos t  of  Revenue

1,517,834

1,892,988

4,836,732

6,481,979

    Gross  Profit

829,141

560,526

2,416,909

1,109,239

Operating  Expenses

      Payroll and R elated  Expens es

461,331

336,660

1,403,872

1,120,388

      Operating a nd  Ma intenance

225,251

332,718

1,034,287

936,212

      Bad Debt

3,300

-

3,300

15,210

      Utilities  and  Facilities

21,066

41,883

80,839

147,389

      Depreciation a nd A mortization

251,117

61,582

753,350

206,172

      General and A dministrative

13,306

26,560

91,639

64,485

      Ma rketing a nd Ad  vertising

2,550

4,995

24,020

42,284

Taxes  and  Insu rance

15,615

21,437

85,508

124,771

Total Operating Expens es

993,536

825,835

3,476,815

2,656,911

    Operating  Loss

(164,395)

(265,309)

(1,059,906)

(1,547,672)

Other Income  and Expense

      Interest  Income

221

456

1,562

4,757

      Other Income

-

318,257

14,836

318,257

      Interest  Expense

(11,631)

(7,087)

(34,314)

(30,951)

Total Other Inco me  an d  Expen ses

(11,410)

311,626

(17,916)

292,063

    Net Profit  (Loss)

$

(175, 805)

$

46,317

$

(1,077, 822)

$

(1,255,609)

Net  loss  per s hare

$

(0.00)

$

0.00

$

(0.03)

$

(0.04)

W eighte d A verage  Number of Basic  and D iluted

Shares

40,692,286

32,942,286

40,692,286

31,423,055